UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

SINGULAR GENOMICS SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
☐	Fee paid previously with preliminary materials.
☐	Fee paid computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Singular Genomics Systems, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on Thursday, May 26, 2022 at 12:30 P.M. Pacific Time P.O. BOX 8016, CARY, NC 27512-9903 For Stockholders of record as of March 31, 2022 In order to attend the virtual Stockholder Meeting, you must register by Wednesday, May 25, 2022 at 12:30 PM Pacific Time by visiting www.proxydocs.com/OMIC This communication presents only an overview of the more complete proxy materials, which contain important information and that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, including the Notice, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2021, and to obtain directions to attend the meeting, go to: www.proxydocs.com/OMIC To vote your proxy while visiting this site, you will need the 12 digit control number in the shaded box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a convenient way to view the proxy materials and VOTE go to www.proxydocs.com/OMIC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 16, 2022. If you do not request a paper or email copy of the proxy materials, you will not otherwise receive a paper or email copy. INTERNETwww.investorelections.com/OMIC TELEPHONE(866)648-8133* E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. * If requesting material by e-mail, please send a blank When requesting via the Internet or telephone you will need the 12 digit e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Singular Genomics Systems, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K for the year ended December 31, 2021 Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Thursday, May 26, 202212:30 PM, Pacific Time Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/OMIC for more details SEE REVERSE FOR FULL AGENDA Singular Genomics Systems, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE: "FOR"ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. PROPOSALS 1. To elect the following Class I directors to serve until the 2025 annual meeting of stockholders or until their respective successors have been elected or appointed: 1.01 Elaine Mardis 1.02 Jason Ryan 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.